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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
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/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
AEP Industries Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
AND NOTICE OF
2005
ANNUAL
STOCKHOLDERS
MEETING

LETTER TO THE STOCKHOLDERS

February 28, 2005

To our Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend our Annual Meeting of Stockholders on Tuesday, April 12, 2005. Our meeting will be held at the Holiday Inn, 283 Route 17 South, in Hasbrouck Heights, New Jersey, at 11:00 AM, local time.

The business to be transacted at this year's meeting is the election of three Class A Directors and ratification of the selection by our Board of Directors of KPMG LLP as our independent registered public accounting firm for fiscal year 2005.

We hope you will be able to attend the meeting and look forward to seeing you and answering your questions.

Since your vote is very important, whether or not you plan to attend the meeting, we urge you to carefully review our Proxy Statement and promptly complete, sign and return the enclosed proxy card in the postage paid envelope provided for mailing in the United States.

Thank you for your continuing support.

Sincerely,

J. Brendan Barba
Chairman of the Board
President and Chief Executive Officer

Corporate Headquarters
125 Phillips Avenue
South Hackensack, NJ 07606
1-201-641-6600

AEP INDUSTRIES INC.
NOTICE OF
ANNUAL MEETING
OF
STOCKHOLDERS

TIME:	11:00 AM
DATE:	Tuesday, April 12, 2005
PLACE:	Holiday Inn 238 Route 17 South Hasbrouck Heights, NJ 07604
ITEMS OF BUSINESS:	1)	To elect three Class A Directors (page 3).
	2)	To ratify the Board of Directors' selection of KPMG LLP as our independent registered public accounting firm for fiscal 2005 (page 12).
	3)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
WHO MAY VOTE:	You can vote if you were a stockholder of record on February 11, 2005.
ANNUAL REPORT:	A copy of our 2004 Annual Report is enclosed.
DATE OF MAILING:	This Notice of Annual Meeting of Stockholders and Proxy Statement are first being mailed on or about February 28, 2005.
By Order of the Board of Directors,

Jack P. Adler Vice President, General Counsel and Secretary

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
ITEM 1: ELECTION OF CLASS A DIRECTORS AND NOMINEE BIOGRAPHIES	3
STANDING DIRECTORS' BIOGRAPHIES	4
BOARD OF DIRECTORS INFORMATION	5
OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS	9
ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
EXECUTIVE COMPENSATION	13
SUMMARY COMPENSATION TABLE	13
OPTIONS GRANTED IN LAST FISCAL YEAR	15
AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES	15
EQUITY COMPENSATION PLAN INFORMATION	16
COMPENSATION COMMITTEE REPORT	17
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17
STOCK OPTION COMMITTEE REPORT	19
AUDIT COMMITTEE REPORT	20
STOCK PERFORMANCE GRAPH	21
STOCK OWNERSHIP	22
EMPLOYEE BENEFIT PLANS	23
COMBINED PROFIT SHARING AND 401(K) PLAN	23
401(K) SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN	23
1995 STOCK PURCHASE PLAN	23
2005 STOCK PURCHASE PLAN	24
1985 STOCK OPTION PLAN	24
1995 STOCK OPTION PLAN	24
2005 STOCK OPTION PLAN	25
GENERAL	26
COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS	26
OTHER MATTERS	26
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS	26
STOCKHOLDER PROPOSALS	26
SOLICITATION BY BOARD; EXPENSES OF SOLICITATION	26

AEP INDUSTRIES INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
APRIL 12, 2005

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of AEP Industries Inc. is soliciting your vote at our 2005 Annual Meeting of Stockholders.

What am I voting on?

You will be voting on the election of three Class A Directors and ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2005 fiscal year.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends a vote FOR each of the director nominees and FOR approval of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2005.

Will any other matters be voted on?

We are not aware of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to your proxies, Paul M. Feeney and Jack P. Adler, to vote on such matter in their discretion.

Who will count the votes?

American Stock Transfer &Trust Company will tabulate the voting results.

Who is entitled to vote?

If you owned shares of AEP common stock at the close of business on February 11, 2005, you may vote. Each share is entitled to one vote. As of February 11, 2005, we had 8,437,223 shares of common stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

You are a stockholder of record if your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name.

How do I vote?

You may vote by completing, signing and returning the enclosed proxy card. You may also vote in person at the Annual Meeting if the shares are registered in your name or if you obtain a proxy from a broker who is holding your shares. Even if you plan to be present at the meeting, we encourage you to vote your shares by proxy.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the meeting. You may do this by signing another proxy with a later date and returning it to us if you are the record holder or to the record holder if you are the beneficial owner prior to the meeting or by voting again at the meeting.

What if I return my proxy card but do not provide voting instructions?

Proxy cards that are signed and returned but do not contain voting instructions will be voted (1) FOR the election of the nominees for Class A Directors and (2) FOR the ratification of KPMG LLP as our company's independent registered public accounting firm for the 2005 fiscal year.

Will my shares be voted if I do not provide my proxy?

Under certain circumstances, your shares may be voted if they are held in the name of a brokerage firm. Under the rules of the New York Stock Exchange, brokerage firms have the authority to vote customers' shares for which no proxy is received on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' "unvoted" shares, these shares are counted for purposes of establishing a quorum and are tallied with the other voted shares.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, telephone: 800-937-5449.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, a majority of our outstanding shares as of February 11, 2005, must be present at the meeting. This is known as a quorum. Your shares are counted as present at the meeting if you or your broker properly return a proxy by mail or if you hold shares in your name and attend the meeting in person.

How many votes are needed to elect directors?

The three nominees receiving the highest number of "yes" votes at the meeting will be elected as Class A Directors. This number is called a plurality.

How many votes are needed to ratify the selection of our company's independent registered public accounting firm?

A "yes" vote of a majority of the shares present and voting at the meeting.

Can I attend the Annual Meeting?

Our meeting is open to all direct and indirect holders of our common stock as of the record date, February 11, 2005.

May I ask questions at the meeting?

Yes. Company representatives will answer questions from our stockholders at the end of the meeting.

Where can I find the voting results of the meeting?

We will announce the voting results at the meeting and will publish the final results in our quarterly report on SEC Form 10-Q for the second quarter of fiscal 2005.

ITEM 1: ELECTION OF CLASS A DIRECTORS AND NOMINEE BIOGRAPHIES

Who are the nominees this year?

Kenneth Avia, Paul E. Gelbard and Lawrence R. Noll are each nominated for election as a Class A Director. With the exception of Mr. Noll, the nominees have been determined to be "independent" under the rules of The Nasdaq National Market. If elected, each nominee will hold office until the 2008 Annual Meeting of Stockholders and until his successor is elected and qualified.

What are the backgrounds of this year's nominees?

Kenneth Avia, 62
Director since 1980

•
Managing Principal of Avia Consulting Group LLC since 2002
•
Executive Vice President of First Data Merchant Services (a global payment services firm) from 1993 to 2002
•
Divisional Vice President of Automatic Data Processing, Inc. (a global independent computing services firm) from 1984 to 1993

Paul E. Gelbard, 74
Director since 1991

•
Of Counsel, Warshaw Burstein Cohen Schlesinger & Kuh, LLP (attorneys) since 2000
•
Of Counsel, Bachner Tally & Polevoy LLP (attorneys) from 1997 to 1999
•
Partner, Bachner Tally Polevoy & Misher LLP (attorneys) from 1974 to 1996

Lawrence R. Noll, 56
Director since February, 2005

•
Vice President and Controller of our company since 1996
•
Vice President, Finance and Secretary of our company from 1993 to 1996
•
Director of our company from 1993 to 2004
•
Controller of our company from 1980 to 1993

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR
THE ELECTION OF THESE THREE NOMINEES

STANDING DIRECTORS' BIOGRAPHIES

What are the backgrounds of the Directors not standing for election this year?

The incumbent Class B Directors, whose terms expire in 2006, are set forth below. With the exception of Mr. Feeney, all are determined to be "independent" under the rules of The Nasdaq National Market.

Paul M. Feeney, 62
Director since 1989

•
Executive Vice President, Finance and Chief Financial Officer of our company since 1988
•
Vice President and Treasurer of Witco Corporation (a chemical products corporation) from 1980 to 1988

Frank P. Gallagher, 61
Director since February, 2005

•
Retired since 2003
•
Chairman of the Board of Coach USA (a transportation company) from 1999 to 2003; Director from 1996
•
Chief Executive Officer of Coach USA from 2000 to 2001
•
Director of Stagecoach Holding PLC (a transportation company from Perth, Scotland) from 2000 to 2001
•
Executive Vice President and Chief Operating Officer of Coach USA from 1998 to 1999
•
President Community Coach, (a transportation company) from 1985 to 1998

The incumbent Class C Directors, whose terms expire in 2007, are set forth below. With the exception of Mr. Barba, all are determined to be "independent" under the rules of The Nasdaq National Market.

J. Brendan Barba, 64
Director since 1971

•
President and Chief Executive Officer of our company since 1971
•
Chairman of the Board since 1985

Richard E. Davis, 62
Director since January, 2004

•
Vice President–Finance and Chief Financial Officer of Glatt Air Techniques, Inc. (a supplier of solids processing technology to pharmaceutical and manufacturing organizations), since 1988
•
Vice President, Finance and Chief Financial Officer of The GMI Group (a conglomerate with computer graphics, advertising, audio/visual presentations, music and book publishing operations) from 1985 to 1988

Lee C. Stewart, 56
Director since 1996

•
Associate, Daniel Stewart & Co. (investment banker) since May 2001
•
Financial consultant from March 2001
•
Executive Vice President and Chief Financial Officer of Foamex International, Inc. (a manufacturer of polyurethane products) from March to May 2001
•
Vice President of Union Carbide Corporation (manufacturer of petrochemicals) from 1996 to 2001
•
Investment banker with Bear Stearns & Co., Inc. for more than ten years prior to 1996
•
Member of the Board of Directors of:
  •
  P.H. Glatfelter Company (global manufacturer of specialty papers and engineering products)
  •
  Marsulex, Inc. (a Toronto Stock Exchange company, providing outsourced environmental compliance services)
•
Member of the Advisory Board of Daniel Stewart & Co. (London based investment and private equity firm)

BOARD OF DIRECTORS INFORMATION

What is the makeup of the Board of Directors?

Our Board of Directors currently has eight members. Our directors are divided into three classes, with each class serving for a three-year period. Each year our stockholders elect approximately one-third of the members of the Board of Directors.

As a condition of our acquisition of the global packaging business of Borden, Inc. ("Borden") we entered into a Governance Agreement with Borden, dated June 20, 1996. This Agreement gave Borden the right to designate four persons to serve on our Board subject to reduction if Borden's stockholdings were reduced below 25% of our company's outstanding common stock. As long as Borden's stockholdings were at least 10%, Borden also had the right to participate with management in the selection of one independent director. On February 4, 2005, substantially all of our common stock held by Borden was conveyed to a group of purchasers affiliated with Third Point LLC ("Third Point") in a private sale. Borden retained 150 shares of our common stock, representing less than 1% of our outstanding shares. As a result, the Governance Agreement has no current effect on the makeup of our Board and its Committees. Concurrent with the above transaction, the persons designated by Borden resigned from our Board of Directors.

Frank P. Gallagher and Lawrence R. Noll were elected to our Board of Directors on February 24, 2005 to fill two of the vacancies created by the resignation of the Borden designees, and the size of our Board was reduced to eight members.

In connection with their acquisition of the shares formerly owned by Borden, the Third Point affiliated purchasers entered into an agreement with us and J. Brendan Barba, our President, Chairman and Chief Executive Officer. Among other things, this agreement requires us and Mr. Barba to take all actions under our and his control to cause, depending on the percentage of our stock owned by Third Point, up to two persons designated by Third Point to be appointed and elected to our Board of Directors following delivery of a notice to us and Mr. Barba exercising such right to designate and provided such designees are acceptable to the Nominating Committee. As of the date of this Proxy Statement, Third Point has not delivered such a notice.

How are nominees selected?

Since the closing of our acquisition of the global packaging business from Borden on October 11, 1996, and prior to January 27, 2004, nominations were determined solely in accordance with the Governance Agreement. Because Borden's stockholdings were at least 25% of the outstanding shares of common stock of our company, we established a Board of Directors consisting of ten directors, five designated by management (two of whom were required to be independent), four designated by Borden and a tenth designated jointly by management and Borden.

The Nominating Committee of the Board was reconstituted on January 27, 2004. It now consists solely of independent Board members. The Nominating Committee reviewed the qualifications of the directors standing for re-election at the 2005 Annual Meeting of Stockholders, who are Kenneth Avia, Paul E. Gelbard and Lawrence R. Noll. The Nominating Committee found these candidates, all of whom currently serve on our Board of Directors, to be eminently qualified and submitted this slate to our Board of Directors for designation as candidates recommended for election at our forthcoming Annual Meeting.

The Nominating Committee has made no specific or formal provisions for identifying or evaluating nominees or considering nominees proposed by persons other than management or Third Point. The Board of Directors has made no determination as to whether such a policy should be adopted. The Nominating Committee will consider candidates recommended by stockholders. Any stockholder wishing to nominate a candidate to stand for election should send the nominee's qualifications to the Nominating Committee in accordance with the instructions set forth on page 26 of this Proxy Statement under the heading "Stockholders Proposals."

What if a nominee is unwilling or unable to serve?

While this is not expected to occur, if it does, proxies will be voted for a substitute approved by our Nominating Committee and nominated by our Board of Directors.

How often did the Board meet in fiscal 2004?

The Board of Directors met seven times and transacted business via written consent in lieu of meeting once during fiscal 2004. Each current director attended more than 75% of the aggregate of the meetings of the Board and of the committees of which he was a member.

How are directors compensated?

Each director who is not an employee of our company receives an automatic annual non-qualified stock option grant of 1,000 shares of our common stock and an annual retainer of $20,000, except those directors who are members of our Audit Committee receive an annual retainer of $28,000. The attendance fee for each Board meeting is $1,500. For most committee meetings, an attendance fee of $1,000 is paid. Each director has the option to defer payment of the director's annual retainer and attendance fees. Interest accrues on deferred fees at the rate of 8% per annum until paid.

Are the members of the Board of Directors independent?

With the exception of Messrs. Barba, Feeney and Noll, who are officers of our company, our Board of Directors currently consists entirely of independent non-employee directors.

The Board of Directors believes that a substantial majority of its members should be independent non-employee directors. The Board has reviewed all material transactions and relationships between each Director or any member of his immediate family and the company, its senior management and its independent auditors. Based on this review and in accordance with the independence requirements of the Sarbanes-Oxley Act and the listing standards of The Nasdaq Stock Market, the Board has affirmatively determined that all of the non-employee directors are independent under such applicable independence standards.

All members of our company's Audit, Compensation and Nominating Committees are required to be independent in accordance with Nasdaq standards. In addition, the members of our Audit Committee are subject to stricter SEC and Nasdaq independence standards. Members of our Stock Option Committee are "outside directors" and meet the requirements of Internal Revenue Code Section 126(m) and are "non-employee directors" as defined in SEC Rule 16b-3. Based on information submitted by the respective Committee members, the Board has determined that all Committee members meet the applicable independence requirements.

Do the independent members of the Board of Directors meet separately?

Executive sessions of the independent members of our Board of Directors are held after each regular scheduled meeting of the Board of Directors.

Do we require directors to attend the Stockholders Meeting?

We do not have any policy regarding director attendance at our Annual Meetings of Stockholders. Messrs. Avia, Barba, Davis, Feeney, Gelbard and Stewart attended our 2004 Annual Meeting of Stockholders.

Can stockholders communicate with members of the Board of Directors?

We have no formal procedure for stockholder communications with directors. By resolution, our Board of Directors has provided that any stockholder who wishes to communicate with a particular director, with all or certain of the independent directors or with the entire Board of Directors should direct the communication to the corporate secretary of our company. If a stockholder does not wish to have our corporate secretary screen the communication, the stockholder can so indicate and request that the material sent by the stockholder be delivered unopened to the person or persons to whom it is addressed.

What are the committees of the Board?

During fiscal 2004 our Board of Directors had the following committees:

Committee and Membership at October 31, 2004	Functions of the Committee	Number of Meetings and Consents in Fiscal 2004

Audit Kenneth Avia Richard E. Davis(fe) Robert V. Seminara(1) Lee C. Stewart(c)(fe)
•  Oversees auditing procedures
•  Receives and accepts the report of the independent registered public accounting firm
•  Reviews with management the financial statements included in our company Forms 10-Q and 10-K and other financial information provided to any governmental body or to the public
•  Reviews internal systems of accounting and management control and reporting
•  Reviews significant risks and exposures and assesses
management steps to minimize such risks
•  Makes recommendation regarding the selection of the
independent registered public accounting firm
•  Reviews the independence of the registered public accounting firm and their fees
	• Provides an open avenue of communication between the independent registered public accounting firm, internal audit and the Board of Directors	7
Compensation Kenneth Avia Paul E. Gelbard Eric L. Press(1) Robert V. Seminara(c)(1) Lee C. Stewart	• Reviews and approves compensation for senior management, directors and certain other employees • Reviews and approves employee bonus plans	2
Nominating Richard E. Davis(c) Paul E. Gelbard Eric L. Press(1) Robert V. Seminara(1)	• Reviews the qualifications of candidates for election to the Board of Directors • Presents the slate of candidates to the Board of Directors	2
Stock Option Kenneth Avia(c) Paul E. Gelbard Eric L. Press(1) Robert V. Seminara(1)	• Makes grants of stock option awards pursuant to our 2005 Stock Option Plan • Prior to its expiration on December 31, 2004, made grants of stock option awards pursuant to our 1995 Stock Option Plan • Administers our 1985, 1995 and 2005 Stock Option Plans • Administers our 1995 Employee Stock Purchase Plan and will administer our 2005 Employee Stock Purchase Plan which goes into effect July 1, 2005	5

(c)
Chairperson of the Committee

(fe)
Financial Expert

(1)
Appointed August 16, 2004; resigned February 4, 2005

Do the Committees of the Board of Directors have charters?

On January 27, 2004, our Board of Directors adopted an amended and restated Charter of our Audit Committee and Charters of our Compensation and Nominating Committees. Copies of the Charters were included in the Proxy Statement for our 2004 Annual Meeting of Stockholders. The activities of the Stock Option Committee are governed by the 2005 Stock Option Plan and the prior Stock Option Plans to the extent that options are outstanding under the prior plans and the 1995 Employee Stock Purchase Plan currently in force and will be governed by the 2005 Employee Stock Purchase Plan, which was approved by our stockholders on April 13, 2004, and becomes effective July 1, 2005.

The Charters of our Audit Committee and Nominating Committee were reviewed by the respective committees in January 2005 and were found not to require any changes. The Charter of the Compensation Committee will be reviewed at its next meeting.

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS

Who are the officers of the company?

We have six executive officers and three other officers who are Section 16(b) reporting persons. Information on each is set forth below.

J. Brendan Barba, 64, is our Chairman of the Board, President and Chief Executive Officer. He founded our company in 1971 and has held the offices of President and Chief Executive Officer since the company's inception. In 1985 he was elected Chairman of the Board.

Paul M. Feeney, 62, is our Executive Vice President, Finance and Chief Financial Officer and a director. He joined our company in 1988 in these capacities.

John J. Powers, 40, has been our Executive Vice President, Sales and Marketing since 1996. Previously (since 1993), he was Vice President, Custom Films Division. Prior thereto (from 1989-1993), he held various sales positions with our company.

David J. Cron, 50, has been our Executive Vice President, Manufacturing, North America/Europe since 2003. Prior thereto (since 1997) he served as our Executive Vice President, Manufacturing, North America. Previously (since 1995), he served as Vice President, Manufacturing. Prior thereto (from 1976-1995), he held other positions with our company.

Paul C. Vegliante, 39, has been our Executive Vice President, Operations since 1999. Previously (since 1997), he served as our Vice President, Operations. Prior thereto (from 1994-1997), he held various positions with our company.

Edgar Reich, 62, has been our Executive Vice President, International Operations since 1999. Previously (since November 1998), he was our Vice President, International Operations. Prior thereto (since July 1998), he was employed as Director of European Operations.

Lawrence R. Noll, 56, has been our Vice President and Controller since 1996 and a director since February, 2005. Previously (from 1993-1996), he served as Vice President, Finance and from 1993-1998 was our company's corporate secretary. Prior thereto (from 1980-1993), he was employed as Controller. From 1993-2004, he also served as a director of our company.

James B. Rafferty, 52, has been our Vice President and Treasurer since October 1996. Previously (July to October 1996), he was employed as our Assistant Treasurer.

Jack P. Adler, 51, has been our Vice President, General Counsel and Secretary since January 2004. He has been employed by our company since December 2003.

How are the officers elected?

Our officers, including executive officers, are elected by our Board of Directors at its Annual Meeting held in April of each year.

For what term is each officer elected?

The term of office for each elected officer is until the next Annual Meeting of the Board of Directors and until his successor is elected and qualified.

Do any family relationships exist between the directors and officers?

Our Executive Vice President, Sales and Marketing, John J. Powers, and our Executive Vice President, Operations, Paul C. Vegliante, are the sons-in-law of our Chairman, President and Chief Executive Officer, J. Brendan Barba. Mr. Barba and David J. Cron, our Executive Vice President, Manufacturing, North America/Europe and his brother, Robert E. Cron, our Executive Vice President, National Accounts, are cousins. No other family relationships exist between any of our directors and executive officers.

How will these family relationships affect the voting at the meeting?

On February 11, 2005, Mr. Barba and members of his immediate family combined, owned or controlled the right to vote 2,750,393 shares of our common stock, representing 32.6% of our outstanding shares. We believe Mr. Barba and members of his immediate family will vote their shares of our common stock in favor of the nominees for election to our Board and each of the proposals presented at the meeting.

Who is the stockholder of record of the shares of company common stock previously owned by Borden?

These are held by several private equity funds and an individual affiliated with Third Point LLC.

Will these shares affect the voting?

In order for us to remain in compliance with certain provisions of the Indenture governing our outstanding Senior Subordinated Notes, these equity funds have provided to our President, Chairman and Chief Executive Officer an Irrevocable Proxy giving him the power to vote 660,862 of the former Borden shares. This Proxy will expire on the earliest to occur of (a) November 15, 2007, (b) the amendment or waiver of certain provisions of the Indenture governing our Senior Subordinated Notes, or (c) the repayment of the Notes. We have commenced a solicitation of consents to certain amendments to the Indenture. If the solicitation is successfully completed, the Irrevocable Proxy would expire. Mr. Barba has agreed not to reduce his beneficial ownership of our common stock during the period the Irrevocable Proxy is in effect.

What effect will this have on the voting for directors?

We believe that the shares held by Mr. Barba, including those subject to the Irrevocable Proxy, if still in effect on the date of our Annual Meeting of Stockholders, and his immediate family constituting approximately 32.6% of our outstanding common stock, will be voted for the nominees.

Are there any other relationships?

Paul E. Gelbard, a director of our company, is Of Counsel to Warshaw Burstein Cohen Schlesinger & Kuh, LLP, our company's outside legal counsel.

We use a company in which the son-in-law of Paul M. Feeney, our Executive Vice President, Finance and CFO, is a principal for the publication of our annual report to stockholders and for certain advertising material. After competitive bids were solicited by an independent business consultant at the direction of our Audit Committee, in June 2004, our Audit Committee approved and authorized our continued use of this company and further confirmed that no conflict exists under our Code of Conduct. In fiscal year 2004, we paid $80,549.00 to this vendor.

How does the company address its policies and practices from a corporate governance perspective?

Our Board of Directors, as well as management, are committed to responsible corporate governance to ensure that our company is managed for the long-term benefit of its stockholders. To that end, during the past year, as in prior years, the Board and management have periodically reviewed and updated, as appropriate, the company's corporate governance policies and practices, and, where required, made changes to such policies and practices as are mandated by the Sarbanes-Oxley Act, SEC rules and regulations and the listing standards of The Nasdaq Stock Market.

Does the company have a code of conduct for its CEO, senior financial officers and other officers?

On June 10, 2004, our Board of Directors adopted a revised Code of Conduct that applies to our officers, including our principal executive officer, principal financial officer and principal accounting officer.

A copy of the Code of Conduct is posted on our company's website at:

http://www.aepinc.com.

We will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of either the SEC or Nasdaq, on our website. You can also obtain a printed copy of the Code of Conduct, without charge, by contacting us at the following address:

Corporate Secretary
AEP Industries Inc.
125 Phillips Avenue
South Hackensack, NJ 07606

ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

In January 2005, based on recommendations made by our Audit Committee, our Board of Directors selected KPMG LLP to be our independent registered public accounting firm for fiscal 2005.

Your ratification of the Audit Committee's selection of KPMG LLP is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm. However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.

We consider KPMG LLP to be extremely qualified. A representative of KPMG LLP will attend the meeting, will have an opportunity to make a statement and will answer appropriate questions from our stockholders.

What fees have been paid to the independent registered public accounting firm?

Audit fees for professional services provided by KMPG LLP in connection with their audit of our annual consolidated financial statements and reviews of the consolidated financial statements in our quarterly reports on Forms 10-Q for the 2004 and 2003 fiscal years were approximately $1,014,429 and $839,549.

Fees for other services rendered by KPMG LLP for the fiscal 2004 and 2003 years were approximately $560,891 and $286,306.

All audit, audit-related, and non-audit services provided to us were preapproved by the Audit Committee.

Please refer to the report of the Audit Committee (page 20) for a complete breakdown of services rendered and fees.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR
THE RATIFICATION
OF
THE SELECTION
OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers in fiscal years 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE
		Annual Compensation				Long Term Compensa- tion Awards
Name and Principal Position	Fiscal Year	Salary ($) (1)		Bonus ($) (1)	Other Annual Compen- sation ($) (2)	Securities and Underlying Options (#) (3)	All Other Compen- sation ($) (4)

J. Brendan Barba Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	$ $ $	599,046 587,300 573,000	$531,720 -0- -0-	-0- -0- -0-	50,000 -0- 50,000	$10,250 $10,000 $10,000
Paul M. Feeney Executive Vice President, Finance and Chief Financial Officer	2004 2003 2002	$ $ $	287,746 282,100 275,200	$237,160 $15,000 -0-	-0- -0- -0-	25,000 -0- 25,000 —	$10,250 $10,000 $10,000
John J. Powers Executive Vice President, Sales and Marketing	2004 2003 2002	$ $ $	262,544 249,900 239,900	$101,458 $15,000 $10,000	-0- -0- -0-	14,625 -0- 5,000	$9,225 $10,000 $10,000
David J. Cron Executive Vice President, Manufacturing, North America/Europe	2004 2003 2002	$ $ $	245,000 224,615 210,000	$97,518 $15,000 $10,000	-0- -0- -0-	10,010 -0- 5,000	$10,250 $10,000 $10,000
Paul C. Vegliante Executive Vice President, Operations	2004 2003 2002	$ $ $	236,595 225,200 214,200	$91,430 $15,000 $10,000	-0- -0- -0-	9,035 -0- 5,000	$9,020 $9,820 $9,520
(1)
See "Compensation Committee Report."
(2)
Excludes medical, group life insurance and other benefits received by the officers that are available generally to all salaried employees and excludes various perquisites and other personal benefits unless the aggregate amount exceeds the lesser of either $50,000 or 10% of the total annual salary and bonus.
(3)
Stock option grants were determined by our Stock Option Committee.
(4)
"All Other Compensation" is our contribution to the executive officer's account in our 401(k) Savings Plan and Employee Stock Ownership Plan. The allocation is based upon the Plan's distribution formula.

In view of the decline in the price of our company's stock on June 24, 2003, our Stock Option Committee voted to award replacement grants of incentive stock options to our executive officers, excluding Messrs. Barba and Feeney, predicated on the surrender of their outstanding stock options which had been issued under the AEP Industries Inc. 1995 Stock Option Plan (the "Plan"). Replacement grants were issued at 65% of the total number of outstanding stock options surrendered. The option price per share of the replacement option grants was the higher of the price at which our stock closed on The Nasdaq National Market on either June 26, 2003, the surrender date of the old options, or December 29, 2003, the first trading day more than six months and one day from the surrender date. All of our eligible executive officers surrendered their outstanding stock options, all of which had an original term of ten years, in favor of the replacement grants. The option price of the replacement grants, which were issued on December 29, 2003, is $9.30, the price at which our stock closed on The Nasdaq National Market on the day of issue. The table below sets forth information appropriate to the outstanding options surrendered by the eligible executive officers and the replacement grant for each issued on December 29, 2003.

	Outstanding Options Surrendered on June 26, 2003, under the Plan
					Replacement Options Granted under the Plan
				# of Outstanding Options Surrendered
Name	Option Grant Date	Price Per Option Share			# of Option Shares Granted on December 29, 2003, at $9.30 per Option Share
John J. Powers Executive Vice President, Sales and Marketing	04/09/96 09/18/97 01/27/98 04/13/99 12/20/01	$ $ $ $ $	24.93 31.00 33.00 26.63 22.42	5,000 6,000 3,000 3,500 5,000	14,625

Total				22,500
David J. Cron Executive Vice President, Manufacturing, North America/Europe	09/18/97 01/27/98 04/13/99 12/20/01	$ $ $ $	31.00 33.00 26.63 22.42	2,400 3,000 5,000 5,000	10,010

Total				15,400
Paul C. Vegliante Executive Vice President, Operations	09/18/97 01/27/98 04/13/99 12/20/01	$ $ $ $	31.00 33.00 26.63 22.42	2,400 3,000 3,500 5,000	9,035

Total				13,900
Edgar Reich Executive Vice President, International Operations	07/15/98 04/13/99 12/20/01	$ $ $	21.44 26.63 22.42	5,000 3,500 5,000	8,775

Total				13,500
Lawrence R. Noll Vice President and Controller	09/18/97 01/27/98 04/13/99 12/20/01	$ $ $ $	31.00 33.00 26.63 22.42	2,000 2,200 2,500 3,000	6,305

Total				9,700
James B. Rafferty Vice President and Treasurer	9/18/97 1/27/98 4/13/99 12/20/01	$ $ $ $	31.00 33.00 26.63 22.42	500 970 1,500 3,000	3,881

Total				5,970
Jean L'Allier Former Vice President, General Counsel and Secretary	09/18/97 4/13/99 12/20/01	$ $ $	31.00 26.63 22.42	1,000 1,500 3,000	3,575

Total				5,500

In fiscal year 2004, non-qualified options were granted to our CEO and CFO and incentive stock options were granted to the other three executive officers named in our Compensation Table as indicated in this table. No stock appreciation rights, restricted stock or performance shares have been granted.

OPTIONS GRANTED IN LAST FISCAL YEAR
Individual Grants
Name	Number of Options Granted(a)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/SH)	Expires On	Potential Realizable Value at Assumed Rate of Stock Price Appreciation for Option Term
					5% ($)(b)	10% ($)(b)
J. Brendan Barba	50,000	13.97%	$9.30	12/28/2013	292,436	741,090
Paul M. Feeney	25,000	6.99%	$9.30	12/28/2013	165,154	430,850
John J. Powers	14,625	4.09%	$9.30	12/28/2013	85,538	216,769
David J. Cron	10,010	2.80%	$9.30	12/28/2013	58,546	148,366
Paul C. Vegliante	9,035	2.52%	$9.30	12/28/2013	52,843	133,915
(a)
Such options shall become exercisable in five equal installments beginning on the first anniversary of the date of grant.

(b)
The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise #	Value Realized $	Number of Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the- Money Options at Fiscal Year End
			# Exercisable	# Unexercisable	$ Exercisable	$ Unexercisable
J. Brendan Barba	-0-	-0-	20,000	80,000	$0	$85,500
Paul M. Feeney	-0-	-0-	55,000	40,000	$0	$42,750
John J. Powers(1)	-0-	-0-	13,000	14,6250	$0	$25,009
David J. Cron	-0-	-0-	12,245	10,010	$0	$17,117
Paul C. Vegliante	-0-	-0-	4,000	9,035	$0	$15,450
(1)
On December 13, 2004, 3,000 incentive stock options granted under our 1985 Stock Option Plan on December 14, 1994, with an option exercise price of $17.25 expired, unexercised.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of the end of fiscal year 2004 for all compensation plans previously approved by our stockholders. We have no compensation plans in effect that have not been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	562,112	$17.30	276,038
Equity compensation plans not approved by stockholders	-0-	-0-	-0-
Total	562,112	$17.30	276,038
(1)
The equity compensation plans approved by our stockholders are the AEP Industries Inc. 1985 Stock Option Plan and the AEP Industries Inc. 1995 Stock Option Plan.

Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means that the company is referring you to information that has previously been filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, the Stock Option Committee Report, the Audit Committee Report and the Performance Graph in this Proxy Statement are not incorporated by reference into any other filings by our company with the SEC.

During the latter part of fiscal 2004, the four directors designated by Borden resigned and four new directors designated by Borden were elected to the Board of Directors and to the Audit, Compensation, Stock Option and Nominating Committees. These directors resigned on February 4, 2005. The reports of those Committees which follow represent the work of the Committees as constituted prior to the described change in the Committee memberships. Accordingly, the following reports represent the reports only by those Committee members who have continued in office.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors furnishes the following report on executive compensation:

Compensation Committee Interlocks and Insider Participation

All of the members of the compensation committee are independent non-employee directors and no member of the Compensation Committee has a relationship that would constitute an interlocking relationship with our company's executive officers or other directors.

What are the components of executive compensation?

The compensation program for our executives consists of two key elements:

  •
  annual base salary

  •
  performance based annual bonus.

Does the company have employment contracts with any of its officers?

Pursuant to the Purchase Agreement with Borden, and as a condition of the closing, effective October 11, 1996, we entered into five-year employment agreements with Mr. Barba and Mr. Feeney. Prior to the expiration of the original term and annually for three years thereafter, the employment agreements of Messrs. Barba and Feeney were amended to extend the agreements for one year each, the most recent amendment extended the agreements for one year commencing October 11, 2003, under the same terms and conditions. No extension was voted in October 2004. Under the laws of the State of New Jersey, the governing law applicable to these agreements, the contractual provisions, except as to term, are continued in effect on an at-will basis.

How are the Chairman of the Board, President and Chief Executive Officer and the Executive Vice President, Finance and Chief Financial Officer compensated?

As previously mentioned, we entered into five-year employment agreements with Mr. Barba and Mr. Feeney on October 11, 1996. These agreements call for base salaries of $500,000 for Mr. Barba and $240,000 for Mr. Feeney with percentage increases to these base salaries corresponding to the percentage increases of the Consumer Price Index for all Urban Consumers for the New York-Northeastern New Jersey Metropolitan Area. Additional base salary increases are at the discretion of the Compensation Committee. Effective November 1, 2004, no increase to the salaries of Messrs. Barba and Feeney was approved and their salaries currently remain unchanged from fiscal 2004 at $599,046 and $287,746, respectively.

How are other executive officers compensated?

The Compensation Committee reviews level of responsibility, performance and competitive compensation of like-sized companies in similar business in establishing all other executive officer annual salaries. Additional compensation to these officers is linked to performance goals established under our Management Incentive Plan.

How are executive bonuses determined?

In 1996 and annually thereafter the Compensation Committee adopted a Management Incentive Plan (MIP) to determine bonuses for executives and other employees which was approved by the Board of Directors. Performance targets under the MIP are established annually by the Compensation Committee based on recommendations by management and approved by the Board and these targets have been approved annually by the Board. The Committee may also grant discretionary bonuses, subject to approval by the Board as to executive officers.

The Compensation Committee established and the Board approved certain performance criteria for fiscal 2004. The performance criteria established for fiscal 2004 under the MIP was exceeded and bonuses to all MIP participants, including Messrs. Barba and Feeney, were disbursed in accordance with the terms and conditions of the MIP.

Since performance projections are not publicly disclosed, the Compensation Committee believes disclosure of actual targets under the MIP could adversely affect the company and could place us at a competitive disadvantage with respect to hiring and retaining key employees. Disclosure could potentially expose us to claims by third parties based on the projections, especially since these projections are not intended as a predictor of future performance.

What resources does the Compensation Committee have access to?

The Compensation Committee uses national compensation surveys and public compensation information for executives in manufacturing companies, like-sized, larger and smaller than us, including direct competitors.

What is the philosophy of the Compensation Committee?

The Compensation Committee feels that its "pay for performance" philosophy rewards executives for long-term strategic management and enhancement of stockholder value. The Committee believes that none of our executive officers is overcompensated.

Submitted by the Compensation Committee:
    Kenneth Avia
    Paul E. Gelbard
    Lee C. Stewart

STOCK OPTION COMMITTEE REPORT

The Stock Option Committee furnishes the following report as to stock option grants.

How are stock option grants determined?

The Stock Option Committee believes it is important for executives and other employees to have ownership incentives in the company and believes this philosophy attracts, retains and motivates executives and key employees who are critical to the long-term success of the company.

From time to time, the Board of Directors and/or management may recommend to the Stock Option Committee the granting of stock options. The Stock Option Committee, in its sole discretion, awards stock options to company employees, including executives.

Significant Events.

As a result of the decline in the company's stock price, in May 2003, the Stock Option Committee voted to offer company employees holding outstanding stock options granted prior to January 1, 2003, under the AEP Industries Inc. 1995 Stock Option Plan the opportunity to surrender outstanding stock options and receive future replacement grants. For these employees, the replacement grants were equal to 80% of the employees' outstanding options surrendered on June 26, 2003. The executive and Section 16(b) reporting officers were not included.

On June 24, 2003, the Stock Option Committee voted to offer each of the executive officers and Section 16(b) reporting officers, except Messrs. Barba and Feeney, the opportunity to surrender outstanding stock options granted prior to January 1, 2003, under the 1995 Stock Option Plan and receive replacement grants equal to 65% of the officers' outstanding options surrendered on June 26, 2003.

The option price for the replacement grants was the higher of the price at which our stock closed on The Nasdaq National Market on either the surrender date, June 26, 2003, or the replacement grant date, December 29, 2003, the first trading date more than six months and one day after the surrender date. The replacement grants were issued on December 29, 2003, at an option price of $9.30 per share, the closing price on that date.

On the Surrender Date, June 26, 2003, an aggregate of 319,790 eligible outstanding options were surrendered. On December 29, 2003, replacement grants aggregating 242,862 options were issued.

On December 29, 2003, the Stock Option Committee awarded non-qualified stock options to Messrs. Barba and Feeney in the amounts of 50,000 and 25,000 shares, respectively, at an option price of $9.30 per share.

On February 10, 2004, in recognition of their many years of service as members of the Board of Directors and Audit Committee, the Board of Directors awarded 5,000 non-qualified stock options each to Kenneth Avia, Paul E. Gelbard, and Lee C. Stewart at an option price of $11.20 per share.

Submitted by the Stock Option Committee:
    Kenneth Avia, Chairman
    Paul E. Gelbard

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors furnishes the following report on certain of its activities.

What were Audit Committee activities in connection with the audit?

The Audit Committee has:

•
Reviewed and discussed with management and the company's independent registered public accounting firm the quarterly reports on Form 10-Q for the quarters ended January 31, April 30 and July 31, 2004.
•
Reviewed and discussed with management and the company's independent registered public accounting firm the fiscal year 2004 audited consolidated financial statements, including the quality and adequacy of internal controls, the audit plan, the audit scope and identification of audit risks.
•
Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61.
•
Received the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1.
•
Discussed with the independent registered public accounting firm their independence with respect to the company, including any relationships which may impact their objectivity and independence, and considered whether the provision of non-audit services is compatible with their independence under current guidelines.
•
Based on the above items, recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended October 31, 2004, be included in our annual report on Form 10-K for such year for filing with the Securities and Exchange Commission.

Does the Audit Committee have a Charter?

The Audit Committee adopted a revised and restated Charter in January 2004, which was approved by our Board of Directors on January 27, 2004.

Are the members of the Audit Committee independent?

The members of the Audit Committee, whose report is set forth above, are independent, as defined in the applicable rules of The Nasdaq National Market.

What fees were paid to the independent registered public accounting firms for audit and non-audit activities?

During fiscal year 2004 and 2003, the company retained KPMG LLP ("KPMG") as its principal independent registered public accounting firm. Also during our 2004 and 2003 fiscal years, the company retained an auditor in France, PricewaterhouseCoopers ("PWC"). Services and amounts provided by category by each audit firm are listed below. All fees for audit, audit-related and non-audit services provided to the Company were pre-approved by the Audit Committee before services were rendered.

	Fiscal 2004		Fiscal 2003
	KPMG	PWC	KPMG	PWC
Audit Fees	$1,014,429	$67,395	$839,549	$77,000
Audit-Related(1)	31,200	—	28,530

Total Audit and Audit-Related Fees	1,045,629	67,395	868,079	77,000

Tax Fees(2)	529,691	—	257,776	400,000
All Other Fees	—	—	—	—

Total Fees	$1,575,320	$67,395	$1,125,855	$477,000
(1)
Audit-related fees consisted principally of fees for audits of financial statements of certain employee benefit plans.

(2)
Tax fees consisted of fees for tax consultation and tax compliance services.

Did the Audit Committee consider the independence of the independent registered public accounting firms?

The Audit Committee considered the independence of the independent registered public accounting firms. Among the items considered were the amounts paid to the firms for non-audit services and whether the amounts or the services rendered might impair the auditors' independence.

Does the company have a policy regarding retention of its independent registered public accounting firms?

On June 10, 2004, the Audit Committee adopted a policy requiring that the Audit Committee pre-approve all services of their independent registered public accounting firms.

Submitted by the Audit Committee:
    Lee C. Stewart, Chairman
    Kenneth Avia
    Richard E. Davis

STOCK PERFORMANCE GRAPH

AEP's common stock is traded on The Nasdaq National Market under the symbol "AEPI." The graph below provides an indicator of the cumulative total stockholders' returns for our company as compared with the S&P 500 Stock Index and a Peer Group, consisting of Applied Extrusion Technologies, Inc.; Aptar Group, Inc.; Astronics Corp.; Atlantis Plastics, Inc.; Ball Corp.; Bemis, Inc.; Crown Cork & Seal, Inc.; Dean Foods Co.; Intertape Polymer Group, Inc.; PVC Container Corp.; Pactive Corp.; Peak International, Ltd.; Silgan Holdings, Inc.; Sonoco Products Co.; Spartech Corp.; and West Co. The graph assumes that the value of the investment in our company's common stock and each index was $100 at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in company common stock, S&P 500 Stock Index and Peer Group Stock. The cumulative total return assumes reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AEP INDUSTRIES INC., THE S & P 500 INDEX
AND A PEER GROUP

      * $100 invested on 10/31/99 in stock or index- including reinvestment of dividends. Fiscal year ending October 31.

      Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

STOCK OWNERSHIP

This table shows how many shares of our common stock are owned by directors, named executive officers and owners of 5% of our outstanding common stock as of February 11, 2005 on which date 8,437,223 shares of our common stock were outstanding.

Name of Beneficial Owner(1)	Shares Owned(2)	Right to Acquire(3)	Percent of Class

Kenneth Avia	30,000	8,800	*
J. Brendan Barba(4)(5)(6)	1,922,023	30,000	23.1
Richard E. Davis	0	0	*
Paul M. Feeney(7)(8)	933,594	60,000	11.7
Frank P. Gallagher	1,000	0	*
Paul E. Gelbard	710	8,800	*
Lawrence R. Noll	5,453	1,261	*
Lee C. Stewart	0	6,800	*
John J. Powers(7)(9)	1,022,535	7,925	12.2
David J. Cron	3,514	14,247	*
Paul C. Vegliante(7)(10)	937,712	5,807	11.2
Officers and Directors as a Group (14 persons)	2,169,092	147,171	27.0
Third Point LLC(6)(11)	2,000,000	0	23.7
360 Madison Avenue, 24th Floor New York, NY 10019
Okabena Investment Services, Inc.(12)	608,054	0	7.2
5140 Wells Fargo Center 90 South Seventh Minneapolis, MN 55402
Dimensional Fund Advisors Inc.(13)	442,984	0	5.3
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401

* Less than one percent.

1.
Except as otherwise indicated, the address for each beneficial owner exceeding 5% is 125 Phillips Avenue, South Hackensack, NJ 07606
2.
These amounts include shares for which the named person has sole voting power or shares such powers with his spouse. They also include shares credited to the named person's account under our ESOP, in the following amounts: Mr. Barba: 3,533 shares; Mr. Feeney: 3,533 shares; Mr. Noll: 3,066; Mr. Powers: 3,533 shares; Mr. Cron: 3,514 shares, and Mr. Vegliante: 3,352 shares. All officers and directors as a group: 26,167 shares.
3.
These amounts reflect shares that could be purchased by exercise of stock options within 60 days after February 11, 2005.
4.
Excludes 7,261 shares owned by Mr. Barba's spouse, as to which he disclaims beneficial ownership and 173,979 shares either owned by Mr. Barba's daughters and sons-in-law or which they have the right to acquire under our Stock Option Plans.
5.
Includes 900,000 shares of company common stock in three Grantor Retained Annuity Trusts ("GRATs") which were formed on May 28, 2004. These shares were previously held directly by Mr. Barba.
6.
Includes 660,862 shares which Mr. Barba has the right to vote but which are owned of record by Third Point.
7.
Includes 900,000 shares of company common stock in three GRATs which were formed on May 28, 2004, by Mr. Barba. Mr. Feeney is a trustee of these GRATs. The spouses of Messrs. Powers and Vegliante are trustees and beneficiaries of these GRATs and as such may be considered beneficial owners of these shares. These shares of common stock were previously held directly by Mr. Barba.
8.
Excludes 5,000 shares owned by Mr. Feeney's spouse, as to which he disclaims beneficial ownership.
9.
Includes 28,702 shares held jointly by Mr. Powers and his wife, 43,675 shares held by Mr. Powers' wife and 30,725 shares held by Mr. Powers' wife as trustee for his minor children.
10.
Includes 27,510 shares held jointly by Mr. Vegliante and his wife.
11.
Based upon a report on Schedule 13D filed with the Securities and Exchange Commission on February 14, 2005 in which Third Point, LLC, reported that 2,000,000 shares of our common stock were owned with sole dispositive power, 1,339,138 of which were owned with shared voting power.
12.
Based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005, in which Okabena Investment Services, Inc., reported that 608,054 shares of our common stock were owned with sole voting and dispositive power.
13.
Based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 9, 2005, in which Dimensional Fund Advisors Inc. reported that 442,984 shares of our common stock were owned with sole voting and dispositive power.

EMPLOYEE BENEFIT PLANS

Combined Profit Sharing and 401(k) Plan

Who can participate?

Our employees in the United Sates, other than union employees of our California plant, who have completed 1,000 hours of service during the plan year and are employed on the last day of the plan year.

When did the plan become effective?

This plan, originally a profit sharing plan, was effective as of November 1, 1973. It was amended on January 1, 1993, to include the 401(k) plan provisions. On January 1, 1996, it was changed to the combined 401(k) Savings and Employee Stock Ownership Plan described below.

401(k) Savings and Employee Stock Ownership Plan

Who can participate?

All of our employees in the United States, other than union employees of our California plant, who have completed 1,000 hours of service during the plan year and are employed on the last day of the plan year.

When did it become effective?

Our Employee Stock Ownership Plan became effective January 1, 1996, and we combined it with our 401(k) Plan, which was effective January 1, 1993.

How are contributions made?

Contributions of shares of our common stock are made to the account of each employee participant. We contribute for each participant shares equal to 1% of compensation up to a maximum of $205,000 of the individual's compensation. We contribute shares equal to 100% of the first 3% and 50% of the following 2% of each participant's 401(k) contribution with a maximum total annual contribution of 5% of the participant's annual compensation. In addition, from year to year, we may make discretionary contributions to the plan.

1995 Stock Purchase Plan

Our stockholders approved the 1995 Employee Stock Purchase Plan on April 11, 1995, and it became effective July 1, 1995. The plan made 300,000 shares of our common stock available for purchase by eligible employees. It is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. The 1995 Employee Stock Purchase Plan expires on June 30, 2005.

Who can participate?

All of our employees are eligible to participate, except those who have less than one year of service or whose routine employment is not more than 20 hours per week or five months per year.

How does the plan operate?

Our eligible employees authorize payroll deductions of up to 7.5% of their earnings over successive six-month offering periods.

How is the price of the stock determined?

The employee's purchase price of our common stock is 85% of the last sale price per share of our common stock on The Nasdaq National Market on either the first trading day or the last trading day of the six-month offering period, whichever is lower.

How many employees participated in the Stock Purchase Plan?

During our 2004 fiscal year, 147 of our employees participated in the plan.

Do any of the officers participate?

In fiscal 2004, John J. Powers, Paul C. Vegliante and David J. Cron participated in our stock purchase plan. Mr. Powers acquired 2,832 shares, of which 1,667 shares were purchased at $6.33 per share and 1,165 shares were purchased at $8.20 per share. Mr. Vegliante purchased a total of 696 shares, of which 416 shares were purchased at $6.33 per share and 280 shares were purchased at $8.20 per share. Mr. Cron purchased 1,594 shares at a price of $6.33 per share.

How many shares were purchased and at what price during the 2004 fiscal year?

An aggregate of 74,070 shares of our common stock were purchased; 45,859 of which were purchased at $6.33 per share for the offering period ended December 31, 2003, and 28,211 shares were purchased at $8.20 per share for the offering period ended June 30, 2004.

How many shares have been purchased under the plan since its inception?

As of December 31, 2004, a total of 245,903 shares of our common stock have been purchased since the plan's inception.

2005 Stock Purchase Plan

On April 13, 2004, our stockholders approved the 2005 Employee Stock Purchase Plan, which had previously been adopted by our Board of Directors. The 2005 Employee Stock Purchase Plan will be effective July 1, 2005, and we have reserved 250,000 shares of our common stock for purchase by our eligible employees under this plan. The 2005 Employee Stock Purchase Plan is substantially the same as the 1995 Employee Stock Purchase Plan.

1985 Stock Option Plan

Our 1985 Stock Option Plan, as amended, was originally adopted by our Board of Directors and stockholders on November 13, 1985. Under the plan, up to 772,500 shares of our common stock could be granted to our officers, directors and key employees of our company and our subsidiaries.

The plan was effective until October 31, 1995. All options available under this plan were granted prior to October 31, 1995. The provisions of the plan continue as to the outstanding options issued. At October 31, 2004, 42,045 options were outstanding.

1995 Stock Option Plan

On April 11, 1995, our stockholders approved our 1995 Stock Option Plan, which had previously been adopted by our Board of Directors. The plan became effective January 1, 1995, and terminated on December 31, 2004, except with respect to outstanding options. Our stockholders approved amendments on April 13, 1999, which had previously been adopted by our Board of Directors. Under the amended plan, 1,000,000 shares of our common stock were reserved for grant to our officers, directors and key employees of our company and its subsidiaries.

The plan required a fixed annual grant of 1,000 non-qualified stock options to our non-employee directors. The options granted to our non-employee directors are exercisable over ten years.

In no event can the option price of options granted under the plan be less than the fair market value on the date of grant (110% for incentive stock options to 5% stockholders).

On October 31, 2004, there were 520,067 options outstanding and 276,038 options were then available for grant until December 31, 2004 and are now no longer available.

As previously described under "Executive Compensation," on December 29, 2003, certain outstanding grants were cancelled and additional grants, aggregating 325,362 options, were granted to officers and employees.

This plan was effective until December 31, 2004, at which time 518,276 options were outstanding. The provisions of the plan continue as to the outstanding options issued. No SARs, restricted stock or performance shares were issued under the plan.

2005 Stock Option Plan

On April 13, 2004, our stockholders approved our 2005 Stock Option Plan, which had previously been adopted by our Board of Directors. The plan became effective January 1, 2005, and terminates on December 31, 2015. Under the plan 1,000,000 shares of our common stock were reserved for grant to officers, directors and key employees of our company and its subsidiaries.

The plan allows:

  •
  grants of incentive stock options exercisable over a ten year period, except five years for 5% stockholders

  •
  grants of non-qualified stock options

  •
  issuance of SARs

  •
  issuance of restricted stock

  •
  issuance of performance shares

The plan requires a fixed annual grant of 1,000 non-qualified stock options to our non-employee directors. The options granted to our non-employee directors are exercisable over ten years.

In no event can the option price of options granted under the plan be less than the fair market value on the date of grant (110% for incentive stock options to 5% stockholders).

As of January 31, 2005, 2,000 options had been granted and 998,000 options were available for grant.

GENERAL

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires our company's directors and executive officers and persons owning more than 10% of a registered class of our company's equity securities to file with the SEC reports of ownership and changes in ownership of our company's common stock and other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to us and written representations from our officers and directors, we believe that our directors, executive officers and greater than 10% beneficial owners have complied with this requirement.

Other Matters

Our Board of Directors is not aware of any other matters that may be brought before the meeting. If other matters are properly presented for action at the meeting, the persons named in the proxy will vote the shares represented in accordance with their best judgment.

Availability of Form 10-K and Annual Report to Stockholders

SEC rules require us to provide a copy of our Annual Report on Form 10-K to stockholders who receive this Proxy Statement. Our Annual Report furnished to stockholders contains a copy of our Annual Report on Form 10-K, without exhibits. We will also provide copies of our Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended October 31, 2004 (excluding exhibits or documents incorporated by reference), are available to stockholders (without charge) upon written request to:

Investor Relations
AEP Industries Inc.
125 Phillips Avenue
South Hackensack, NJ 07606

or via the internet at:	http://www.aepinc.com.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in next year's Proxy Statement must be submitted to us in writing by October 31, 2005. All written proposals should be submitted to: Corporate Secretary, AEP Industries Inc., 125 Phillips Avenue, South Hackensack, NJ 07606

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies. We will bear the costs relating to solicitation of proxies.

By Order of the Board of Directors,

Jack P. Adler
Vice President, General Counsel and Secretary
February 28, 2005

AEP INDUSTRIES INC.
PROXY ANNUAL MEETING OF STOCKHOLDERS — APRIL 12, 2005
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, a stockholder of AEP INDUSTRIES INC., does hereby appoint Paul M. Feeney and Jack P. Adler, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 12, 2005, at 11:00 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the meeting.

        The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on each of the following matters in accordance with their judgment and on any other matters which may properly come before the meeting.

(Continued on reverse side)

Annual Meeting of Stockholders
AEP INDUSTRIES INC.

April 12, 2005

COMPANY NUMBER

Please date, sign and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

\/ Please Detach and Mail in the Envelope Provided \/

 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE; PLEASE MARK YOUR VOTE INK BLUE OR BLACK IN AS SHOWN HERE    ☒

					FOR	AGAINST	ABSTAIN
1.	Election of Class A Directors	Nominees	2.	Ratification of the appointment of KPMG LLP as the Company's	☐	☐	☐
☐	FOR ALL NOMINEES	☐ Kenneth Avia		independent registered public accounting firm for the fiscal year ending
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Paul E. Gelbard		October 31, 2005

☐	FOR ALL EXCEPT (See instructions below)	☐ Lawrence R. Noll
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: •
The Board of Directors favors a vote "FOR" Items No. 1 and No. 2

The shares represented by this Proxy will be voted as directed. If no direction is indicated as to either of Items 1 or 2, the shares will be voted in favor of the Item(s) for which no direction is indicated
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date	, 2005	Signature of Stockholder	Date	, 2005

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

AEP INDUSTRIES INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
AEP INDUSTRIES INC. PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS APRIL 12, 2005
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG AEP INDUSTRIES INC., THE S & P 500 INDEX AND A PEER GROUP